UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 18, 2005

MOVIE GALLERY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24548 (Commission File Number)	63-1120122 (IRS Employer Identification No.)

900 West Main Street Dothan, Alabama (Address of principal executive offices)	36301 (Zip Code)

Registrant’s telephone number, including area code

(334) 677-2108

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances. The unaudited pro forma consolidated condensed financial information is furnished only for purposes of this Item 7.01 and should not be considered to be filed for any other purpose.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Consolidated Condensed Financial Information, dated April 18, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
/s/ Ivy M. Jernigan
Ivy M. Jernigan
Senior Vice President and Chief Financial Officer

Date: April 18, 2005

Exhibits Index

Exhibit No.	Description
99.1	Unaudited Pro Forma Consolidated Condensed Financial Information, dated April 18, 2005